Exhibit 10.34

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH UNDERLYING SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR THIS WARRANT AND SUCH SECURITIES UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE, AND THE TRANSFER THEREOF, ARE SUBJECT TO THE PROVISIONS OF THE BYLAWS OF THE CORPORATION, A COPY OF WHICH IS ON FILE IN, AND MAY BE EXAMINED AT, THE PRINCIPAL OFFICE OF THE COMPANY.

ACCENTIA, INC.

STOCK PURCHASE WARRANT

This Warrant is issued as of                     , by Accentia, Inc., a Florida corporation (the “Company”), to                      or his permitted assigns (the “Holder”).

1. Issuance of Warrant; Term.

1.1 Issuance. The Company hereby grants to the Holder the right to purchase up to                     (            ) shares of the Company’s Common Stock, $0.001 par value per share (the “Warrant Stock”).

1.2 Vesting and Term. This Warrant shall be exercisable to purchase up to                      (            ) of the shares of Warrant Stock at any time and from time to time from the date hereof until                              (the “Expiration Date”). This Warrant may be exercised to purchase up to                      (            ) shares of the Warrant Stock at any time and from time to time until the Expiration Date beginning on the earliest to occur of the following: (i) the approval of the ANDA for the Product pursuant to the Distribution Agreement, dated May 28, 2003, by and among Acheron Development Group, LLC, TEAMM Pharmaceuticals, Inc., and the Company; (ii) the closing of the Company’s sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or other transaction as a result of which stockholders of the Company immediately prior to such acquisition possess a minority of the voting power of the acquiring entity immediately following such acquisition (an “Acquisition”); (iii) any liquidation or winding up of the Company (a “Liquidation”); or (iv) the closing of a firm commitment underwritten public offering of the Company’s Common Stock (a “Public Offering”). The Company shall give notice to the Holder of an Acquisition, Liquidation, or Public Offering at least thirty (30) days prior thereto.

1.3. Exercise Price. The exercise price (the “Warrant Price”) per share for which all or any of the shares of Warrant Stock may be purchased pursuant to the terms of this Warrant shall be $1.00 per share.

2. Adjustment of Warrant Price, Number and Kind of Shares. The Warrant Price and the number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time and the Company agrees to provide notice upon the happening of certain events as follows.

2.1 Dividends in Stock Adjustment. In case at any time or from time to time on or after the date hereof the holders of the Warrant Stock shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional securities or other property (other than cash) of the Company by way of dividend or distribution, then and in each case, the holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional securities or other property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of such shares of Warrant Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional securities or other property receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by this subsection 2.1 and subsections 2.2 and 2.3 of this Section 2.

2.2 Reclassification or Reorganization Adjustment. In case of any reclassification or change of the authorized securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) on or after the date hereof, then and in each such case the Company shall give the holder of this Warrant at least thirty (30) days notice of the proposed effective date of such transaction, and the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change or reorganization, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in subsections 2.1 and 2.3 of this Section 2.

2.3 Stock Splits and Reverse Stock Splits. If at any time on or after the date hereof the Company shall subdivide its issued and outstanding shares of Warrant Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Warrant Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately decreased.

3. No Fractional Shares. No fractional shares of Warrant Stock shall be issued in connection with any exercise hereof. In lieu of any fractional shares that would otherwise be issuable, the Company, as determined by the Board of Directors within its sole discretion, shall: (a) pay cash equal to the product of such fraction multiplied by the fair market value of one share of Warrant Stock on the date of exercise, as determined in good faith by the Company’s Board of Directors or (b) round up the number of shares of Warrant Stock to the next whole share.

4. No Stockholder Rights. This Warrant as such shall not entitle its holder to any of the rights of a stockholder of the Company until the holder has exercised this Warrant in accordance with Section 6 hereof.

5. Reservation of Stock. The Company covenants that during the period that this Warrant is exercisable, the Company will reserve from its authorized and unissued capital stock a sufficient number of shares of Common Stock to provide for the issuance of the Warrant Stock upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock upon the exercise of this Warrant.

6. Exercise of Warrant. This Warrant may be exercised by Holder by the surrender of this Warrant at the principal office of the Company, and except as provided in subsection 6.1, accompanied by payment in full of the Warrant Price of the shares of Warrant Stock purchased thereby (as described above) and the completed subscription form attached hereto. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person or entity entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable, the Company shall issue and deliver to the person or entity entitled to receive the same a certificate or certificates, without charge for any stamp or similar tax with respect to such issuance, for the number of full shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above. The shares of Warrant Stock issuable upon exercise hereof shall, upon their issuance, be fully paid and nonassessable.

6.1 Net Issue Election. Upon exercise of this Warrant pursuant to Section 6 and in lieu of paying in full the Warrant Price of the shares of Warrant Stock purchased thereby, the Holder may elect to receive, without the payment by the Holder of any consideration, shares of Warrant Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice attached hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Warrant Stock as is computed using the following formula:

X=  Y (A–B)

        A

where	X	=	the number of shares of Warrant Stock to be issued to the Holder pursuant to this Section 6.1.

	Y	=	the number of shares of Warrant Stock covered by this Warrant to which the net issue election is made pursuant to this Section 6.1.

	A	=	the fair market value of one share of Warrant Stock, as determined in good faith by the Board of Directors of the Company (the “Board”) as at the time the net issue election is made pursuant to this Section 6.1.

	B	=	the Warrant Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 6.1.

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Warrant Stock.

7. Certificate of Adjustment. Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

8. Notice of Proposed Transfers. Prior to any proposed transfer of this Warrant or the shares of Warrant Stock received on the exercise of this Warrant (the “Securities”), unless there is in effect a registration statement under the Securities Act of 1933, as amended and applicable state securities laws (collectively, the “Securities Laws”), covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder’s intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so reasonably requests, be accompanied (except in transactions in compliance with Rule 144) by a written opinion of legal counsel to the effect that the proposed transfer of the Securities may be effected without registration under the Securities Laws, whereupon the Holder of the Securities shall be entitled to transfer the Securities in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder to any affiliate of such Holder, or a transfer by a Holder which is a limited liability company or partnership to a member or partner of such limited liability company or partnership or a member or retired partner of such limited liability company or partnership who retires after the date hereof, or to the estate of any such retired member or partner or the transfer by gift, will or intestate succession of any member or partner to his spouse or lineal descendants or ancestors, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were the original Holder hereunder. Each certificate evidencing the Securities transferred as above provided shall bear the appropriate restrictive legend set forth above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Laws.

9. Replacement of Warrants. Upon the receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction of the Warrant or upon surrender and cancellation of this Warrant if mutilated, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

10. Miscellaneous. This Warrant shall be enforced, governed and construed in all respects in accordance with the laws of the State of Florida, without application of the principles of conflicts of laws in a manner that would cause Florida law not to be applied to the substance of any controversy. The headings in this Warrant are for purposes of convenience of reference only, and shall not be deemed to constitute a part hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions. All notices and other communications from the Company to the holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the U.S. Mail.

11. Taxes. The Company shall pay all issue taxes and other governmental charges (but not including any income taxes of a Holder) that may be imposed in respect of the issuance or delivery of the Shares or any portion thereof.

12. Amendment. Any term of this Warrant may be amended with the written consent of the Company and the Holder of this Warrant. Any amendment effected in accordance with this Section 12 shall be binding upon the Holder of this Warrant, each future holder of such Warrant, and the Company.

IN WITNESS WHEREOF, the undersigned officer of the Company has set his hand as of the date first above written.

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Subscription

To:	Date:

The undersigned hereby subscribes for              shares of Warrant Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

Net Issue Election Notice

To:	Date:

The undersigned hereby elects under Section 6.1 to surrender the right to purchase shares of Warrant Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

Signature

Name for Registration

Mailing Address